INFORMATION STATEMENT

                            PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

|X| Preliminary Information Statement

|_| Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

|_| Definitive Information Statement

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                         ALADDIN SYSTEMS HOLDINGS, INC.
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                  (Name of Registrant As Specified In Charter)
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Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies: Common Stock, $0.001 par value

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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



                         ALADDIN SYSTEMS HOLDINGS, INC.

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                               245 WESTGATE DRIVE
                              WATSONVILLE, CA 95076


                              INFORMATION STATEMENT

                                  JUNE _, 2004


                               GENERAL INFORMATION

         This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of Aladdin Systems Holdings, Inc., a Nevada corporation (the "Company"), to advise you of an action which has already been approved by a majority in interest of the stockholders of the Company (the "Action"), namely, an amendment to the Company's Certificate of Incorporation (the "Amendment") which changes the name of the Corporation to "Monterey Bay Tech, Inc."

         The Company's Board of Directors, on May 25, 2004, approved the Amendment and recommended that the Amendment be approved by written consent of a majority in interest of our stockholders.

          In order to accelerate the filing of the Amendment and to reduce the costs of obtaining stockholder approval, our Board of Directors elected to obtain such approval by utilizing the written consent of the holders of a majority in interest of our Common Stock (the "Consent"). The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Chapter 78 of the Nevada Revised Statutes (referred to herein as the "Nevada Corporation Act" or the "NCA") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

         On or about May 26, 2004, Stockholders, who own in the aggregate 6,629,375 shares of our Common Stock, representing approximately 61% of our 10,855,272 outstanding shares (the "Majority Stockholders"), give their written consent to the adoption of the Action. The proposed Amendment will become effective when filed with the Secretary of State of the State of Nevada.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                     YOU ARE REQUESTED NOT TO SEND A PROXY.


                               ACTION TO BE TAKEN

                            CHANGE IN CORPORATE NAME

         The Amendment to the Company's Articles of Incorporation will change the name of the Corporation to "Monterey Bay Tech, Inc." The form of Amendment to the Articles of Incorporation that will be filed with the Nevada Secretary of State is attached hereto as Exhibit A.

         The Board of Directors believes that it is prudent to change the name of the Company to better reflect the Company's business activities following the sale of the Company of its Aladdin Systems, Inc. and Aladdin Enterprise Solutions, Inc. subsidiaries.

                                   RECORD DATE

          The close of business June ___, 2004, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

                        EXPENSES OF INFORMATION STATEMENT

          The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record, on the Record Date, by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

                             ADDITIONAL INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         The following documents as filed with the Commission by the Company are incorporated herein by reference:

         (1)  Quarterly Reports on Form 10-QSB for the quarters end March 31,
              2004.

         (2)  Annual Report on Form 10-KSB for the year ended December 31, 2003.

                          OUTSTANDING VOTING SECURITIES

         As of the date of the Consent by the Majority Stockholders, May 26, 2004, the Company had 10,855,272 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

         On May 26, 2004, the holders 6,629,375 shares (or approximately 61% of the shares of Common Stock then outstanding) executed and delivered to the Company the written Consent approving the Amendment. Since the Amendment has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

         The NCA provides in substance that unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information concerning the ownership of Common Stock with respect to stockholders who were known to the us to be beneficial owners of more than 5% of the Common Stock as of the date hereof, and officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information known to the Company with respect to beneficial ownership of our Common Stock as of May 15, 2004 by
(i) each of our executive officers and directors, (ii) all of our executive officers and directors as a group and (iii) each person who is known to us to own, of record or beneficially, more than five percent of our common stock. Where the persons listed have the right to acquire additional shares of common stock through the exercise of options or warrants within 60 days, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interests of any other person. Unless otherwise indicated, each of the Stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned.

                                                                                                            Percentage
Name and Address of Beneficial Owner (1)                                    Number of Common Shares         Ownership(2)
----------------------------------------                                    -----------------------        -------------
DIRECTORS

Jonathan Kahn                                                                         2,096,149(3)            19.31%
Darryl Lovato                                                                         1,964,421(4)            18.10%
David Schargel                                                                        1,571,789(5)            14.48%
Paul Goodman                                                                            101,000(6)             0.93%
Brad Peppard                                                                            138,400(7)             1.27%

All directors and executive officers as a group (5 persons)                           5,871,759               56.98%

OTHER BENEFICIAL OWNERS

Benna Lovato                                                                          1,726,633(8)            15.91%
Baytree Capital Associates, LLC                                                       1,350,765               12.44%
Marco Gonzalez                                                                          697,791(9)             6.42%

All officers, directors and 5% owners as a group
                                                                                      9,646,948               88.87%

(1) The address of c/o Aladdin Systems Holdings' directors, other executives and holders of more than 5% of its common stock is 245 Westgate Drive, Watsonville, CA 95076.

(2) Based on 10,855,272 shares of common stock outstanding as of June 14, 2004. Except as otherwise set forth in the footnotes to this table, all shares are beneficially owned and sole investment and voting power is held by the persons named above, to the best of Aladdin Systems Holdings' knowledge. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of June 14, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)   Includes 341,829 shares of common stock issuable upon exercise of options.

(4)   Includes 287,788 shares of common stock issuable upon exercise of options.

(5)   Includes 50,000 shares of common stock issuable upon exercise of options.

(6)   Includes 100,000 shares of common stock issuable upon exercise of options.

(7)   Includes 138,400 shares of common stock issuable upon exercise of options.

(8)   Includes 50,000 shares of common stock issuable upon exercise of options.

(9)   Includes 21 shares of common stock issuable upon exercise of options.

                             NO RIGHTS OF APPRAISAL

         The Stockholders have no right under the NCA, the Company's Articles of Incorporation or By-Laws to dissent from any of the provisions adopted in the Amendment.

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

                      TO CHANGE THE NAME OF THE CORPORATION

         The general purpose and effect of the amendment to the Company's Articles of Incorporation is to change the name of the Corporation to "Monterey Bay Tech, Inc." On May 26, 2004, the holders of over a majority of the outstanding shares of Common Stock approved the amendment by written consent.

         The Board of Directors believes that it is prudent to change the name of the Company to better reflect the Company's business activities following the sale of the Company of its Aladdin Systems, Inc. and Aladdin Enterprise Solutions, Inc. subsidiaries.

                           EFFECTIVE DATE OF AMENDMENT

         Pursuant to Rule 14c-2 under the Exchange Act, the filing of the Amendment to the Articles of Incorporation with the Nevada Secretary of State or the effective date of such filing, shall not occur until a date at least twenty
(20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on June __, 2004.

                                    EXHIBITS

EXHIBITS

A     Amendment to the Article of  Incorporation  of Aladdin  Systems  Holdings,
      Inc.

                                    EXHIBIT A

                           CERTIFICATE OF AMENDMENT TO

                          ARTICLES OF INCORPORATION OF

                         ALADDIN SYSTEMS HOLDINGS, INC.

         Pursuant to NRS 78.385 of the Nevada Revised Statutes, the undersigned corporation, Aladdin Systems Holdings, Inc. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation.

1. Name of corporation: Aladdin Systems Holdings, Inc.

2. The articles have been amended as follows:

         Article One shall be amended to read:

            The name of the Corporation shall be Monterey Bay Tech, Inc.

         3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 6,629,375 for/0 against.

         Officers Signature                              /s/ Jonathan Kahn
                                                         -----------------------
                                                         Jonathan Kahn
                                                         CEO and Director
                                                         Date: May 26, 2004

                            ACTION BY WRITTEN CONSENT
                                       OF
                                THE STOCKHOLDERS
                                       OF
                         ALADDIN SYSTEMS HOLDINGS, INC.


                              A NEVADA CORPORATION
                                  MAY 26, 2004

         Pursuant to the authority of Section 78.320 of the Nevada Revised Statutes ("NRS"), the undersigned, constituting a majority of the stockholders of ALADDIN SYSTEMS HOLDINGS, INC. (the "CORPORATION") do by this writing consent to the following actions and adopt the following resolutions:

APPROVAL OF CHANGE OF NAME OF CORPORATION

         WHEREAS, the Corporation has negotiated a settlement agreement with Aladdin Systems Knowledge, Inc. (the "Settlement Agreement") which contains an obligation by the Corporation to change the name of the Corporation by removing the word "Aladdin" from the Corporation's name;

         WHEREAS, the Corporation's Board of Directors has reviewed and unanimously approved the Settlement Agreement and the performance of all of the Corporation's obligations under the Settlement Agreement, including, without limitation, the change of the Corporation's name;

         WHERAS, the Corporation's Board of Directors has selected the name "Monterey Bay Tech, Inc." as the new name for the Corporation;

         WHEREAS, in order to change the Corporation's name, the Corporation must file with the Secretary of State of the State of Nevada an amendment to the Corporation's Articles of Incorporation reflecting the name change (the "Amendment"), which Amendment requires an approval by the stockholders of the Corporation;

         WHEREAS, the Board of Directors recommends that the stockholders approve the Amendment in the form of a written consent of a majority of the stockholders of the Corporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Amendment is hereby approved.

         RESOLVED, that this Written Consent may be executed in counterparts.

         IN WITNESS WHEREOF, the undersigned hereby adopts, confirms and ratifies in all respects, the foregoing resolution and directs the Secretary of the Corporation to file this Action by Written Consent of Stockholders in the minute book of the Corporation.

--------------------------------------                       --------------------------------------

Signature                                                    Signature

Print Name:  ________________________                        Print Name: ________________________

Representing __________________ shares of the outstanding    Representing __________________ shares of the
stock of the Corporation                                     outstanding stock of the Corporation



--------------------------------------                       --------------------------------------
Signature                                                    Signature

Print Name:  ________________________                        Print Name: ________________________

Representing __________________ shares of the outstanding    Representing __________________ shares of the
stock of the Corporation                                     outstanding stock of the Corporation



--------------------------------------                       --------------------------------------
Signature                                                    Signature

Print Name:  ________________________                        Print Name: ________________________

Representing __________________ shares of the outstanding    Representing __________________ shares of the
stock of the Corporation                                     outstanding stock of the Corporation